Mike Taylor CFO mtaylor@firstmid.com 217.258.3306 Joe Dively Chairman and CEO jdively@firstmid.com 217.258.9520 Since 1865

Disclosures Forward-looking Statements This presentation may contain certain forward-looking statements, such as discussions of the Company’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including those described in Item 1A – “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and the Company’s other filings with the SEC. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, First Mid-Illinois Bancshares, Inc. and First Mid-Illinois Bank & Trust, N.A. have provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Over 400 people. One mission. To satisfy the broad financial needs of our customers, provide value for our shareholders, career opportunities for employees, and contribute to the well-being of our communities. We distinguish ourselves by our actions and by our results. Company Overview First Mid-Illinois Bancshares, Inc. First Mid-Illinois Bank and Trust, N.A. First Mid Insurance Group Mid-Illinois Data Service, Inc. Market Overview* Company Name: First Mid-Illinois Bancshares, Inc. Headquarters: Mattoon, IL NASDAQ Ticker: FMBH Auditor: BKD, LLP Market Cap: $123 million Annualized Div.: Yield: $0.52 2.7% Price: $21.00 52wk Range: $19.05 - $23.98 Market Makers: Boenning & Scattergood FIG Partners Raymond James 3 *Market Overview data as of 7/31/14

History and Recognition First Mid-Illinois Bancshares has a proud 150-year history of service to agricultural, small business and retail customers. • First National Bank of Mattoon established in 1865 • One of the oldest nationally chartered banks in the country • First Mid-Illinois Bancshares, Inc. incorporated in 1981 • Committed to our community banking heritage and mission • Publicly traded on the NASDAQ stock market 4

Strategic Advantages First Mid-Illinois Bancshares is able to provide strong strategic advantages in key areas: • Diverse Geographic Footprint • Demonstrated Ability to Raise Capital and Successfully Complete Acquisitions • Consistent Dividends to Shareholders • Experienced Management with Track Record of Protecting and Growing Shareholder Value in Challenging Times • Diversified Sources of Revenue • Quality Core Deposit Franchise • Outstanding Asset Quality Metrics 5

Diverse Geographic Footprint Regions Regions Branches Deposits Peoria 9 $259,974,305 Decatur/Champaign 8 114,137,582 Sullivan 8 296,908,967 Central Region 8 557,464,523 Metro East/St. Louis 4 62,411,198 TOTAL 37 $1,290,896,575 6 Serving the communities of central Illinois • 5 regions • 37 branches • $1.3 billion total deposits

Capital Raises and Acquisitions 7 First Mid-Illinois Bancshares has a demonstrated ability to raise capital, close targeted acquisitions and complete successful integrations. M&A Execution September 2010 First Banks (10 Branches) $321 million – total assets May 2006 Mansfield Bancorp, Inc. $124 million – total assets January 2002 Checkley Agency Inc. Insurance Broker April 2001 American Bank of Illinois $31 million – total assets May 1999 Bank One Corp (4 Branches) $64 million – total assets March 1997 First of America (1 Branch) $32 million – total deposits October 1994 Downstate Bancshares, Inc. $52 million – total assets July 1992 Heartland Federal S&LA $141 million – total assets Successful Capital Raises February 2011 Commenced offering of $27.5 million in Convertible Preferred Series C; Convertible at $20.29 per share February 2009 Commenced offering of $24.6 million in Convertible Preferred Series B; Convertible at $21.62 per share July 1992 Raised $3.1 million in Convertible Preferred Series A to effect Heartland acquisition.

Joseph R. Dively Chairman, Chief Executive Officer and President Joe joined First Mid-Illinois Bank as a Senior Executive VP and President of First Mid Bank in 2011. He has served on the Board of First Mid-Illinois Bancshares since 2004. Prior to joining the company, he was a Senior VP and an officer of Consolidated Communications where he was employed since 2003. John W. Hedges Senior Executive Vice President, Chief Credit Officer John has been Executive VP since 1999 and Chief Credit Officer of First Mid-Illinois Bank since 2011. Prior to joining the company, he was with National City Bank in Decatur, Illinois from 1976 to 1999. Michael L. Taylor Senior Executive Vice President, Chief Financial Officer Mike has been an Executive VP since 2007 and Chief Financial Officer since 2000. Prior to joining the company, he was with AMCORE Bank in Rockford, Illinois from 1996 to 2000. Laurel G. Allenbaugh Executive Vice President, President of Mid-Illinois Data Services, Inc. Laurel joined First Mid-Illinois Bank as Controller in 1990 and was promoted to Executive VP and President of MIDS in 1998. Eric S. McRae Executive Vice President, Senior Lender Eric joined First Mid-Illinois Bank in 1999 and has been Executive VP and Senior Lender of First Mid-Illinois Bank since 2008. Experienced Management Team 8 Charles A. LeFebvre Executive Vice President, Trust & Wealth Management Division Chuck has been Executive VP since 2008 and Executive VP of the Trust and Wealth Management Division of First Mid-Illinois Bank since 2007. He was an attorney, specializing in elder law and estate planning, with the law firm of Thomas, Mamer & Haughey from 2001 to 2007. Christopher L. Slabach Senior Vice President, Risk Management Officer Chris joined First Mid-Illinois Bank in 1993 and has been a Senior VP and Risk Management Officer since 2008. Prior to joining the company, he worked for the FDIC from 1985 to 1993, ending his tenure there as a commissioned examiner. Clay M. Dean Senior Vice President, Deposit Services Clay has been the Senior VP of Deposit Services since 2012 having joined First Mid-Illinois Bank in 2010 as the Senior VP of Treasury Management. Prior to joining the company, he was with NewAlliance Bank in New Haven, Connecticut, from 2007 to 2010. Danielle G. Niebrugge Senior Vice President, Human Resources Danielle joined First Mid-Illinois Bank in 2014 as Senior VP and Director of Human Resources. She is certified as a Senior Professional in Human Resources (SPHR) and brings 18 years of experience in Human Resources to the First Mid organization. Prior to joining the company, Danielle served as Director of People Services for St. Anthony’s Memorial Hospital.

Holly A. Bailey President, Howell Asphalt Company Executive Vice President of Howell Paving, Inc. Director since 2012 Chairman, Compensation Committee Robert S. Cook Managing Partner, TAR CO Investments, LLC Director since 2014 Joseph R. Dively Chairman and Chief Executive Officer Director since 2004 Steven L. Grissom Administrative Officer of SKL Investment Group, LLC Director since 2000 Audit Committee Financial Expert Gary W. Melvin President and Co-Owner, Rural King Farm & Home Supplies Stores Director since 1990 William S. Rowland Former Chairman and Chief Executive Officer First Mid-Illinois Bancshares Director since 1991 Ray Anthony Sparks Private Investor, Sparks Investment Group, LP Chief Executive Officer, Mattoon Area Family YMCA Director since 1994 Lead Director Chairman, Audit Committee James E. Zimmer Owner, Zimmer Real Estate Properties, LLC Owner, Bio-Enzyme Director since 2014 Setting the Tone at the Top Aligned with shareholders, dedicated to the mission and committed to measured growth, First Mid-Illinois Bancshares’ Board of Directors provide a diverse set of experiences and industry knowledge as well as strong ties to our communities. 9

Providing Value to Shareholders $1.04 $1.07 $1.29 $1.62 $1.73 $6.00 $8.00 $10.00 $12.00 $14.00 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2009 2010 2011 2012 2013 Diluted Earnings Per Share Earnings Per Share Tangible Book Value* 10 $0.38 $0.38 $0.40 $0.42 $0.46 $0.35 $0.40 $0.45 $0.50 2009 2010 2011 2012 2013 Dividends Declared Per Share First Mid-Illinois Bancshares consistently provides value to shareholders by increasing diluted earnings per share and returning competitive dividends. *Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Through 6/30/14 declared $0.26

Diversified Solutions and Sources of Revenue First Mid-Illinois Bank’s Trust and Wealth Management group provides a stream of non-interest income through a variety of financial products and services: – Farm Management – Investment/Brokerage through a marketing arrangement with Raymond James – Trust Services – Retirement Plans First Mid Insurance Group (FMIG) offers the following products to meet our communities’ needs: – Property/Casualty and Health Insurance Products for businesses – Homeowner and Personal Insurance Products 11 $1,913,891 $1,773,496 $1,781,888 $1,811,066 $ 1 ,63 7 ,52 6 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 2009 2010 2011 2012 2013 FMIG REVENUE $ 5 8 7 ,4 3 9 $ 6 5 8 ,9 9 1 $ 7 0 1 ,3 9 8 $ 8 2 4 ,5 4 6 $ 9 6 7 ,8 0 3 $400,000 $550,000 $700,000 $850,000 $1,000,000 2009 2010 2011 2012 2013 Trust and Wealth Management AUM ($000s)

Quality Core Deposit Franchise June 30, 2014 Balance % Checking $ 532,233 41% Savings $ 284,999 22% MMDA $ 247,280 19% CD – Retail/Business $ 192,481 15% CD – Public $ 23,904 2% CD – Brokered $ 10,000 1% Total Deposits $ 1,290,897 12 Deposit Composition ($000s) Rounded to Nearest Percentage 1.28% 1.02% 0.66% 0.48% 0.26% 0.22% $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2009 2010 2011 2012 2013 6/30/14 Cost of Deposits COD Total Deposits First Mid-Illinois Bank & Trust’s Cost of Deposits is in the 20th percentile of peer banks as reported in the 03/31/2014 Uniform Bank Performance Report (UBPR).

Diversified Loan Portfolio 13 Loan Composition ($000s) Rounded to Nearest Percentage $ 7 0 0 ,7 5 0 $ 8 0 4 ,5 8 1 $ 8 6 0 ,0 7 4 $ 9 1 1 ,0 6 5 $ 9 8 2 ,8 0 4 -10% -5% 0% 5% 10% 15% 20% $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2009 2010 2011 2012 2013 Total Loans ($000s) Total Loans Annual Growth Rate June 30, 2014 Balance % Commercial Real Estate (Nonfarm/Nonresidential) $ 378,631 37.0% 1-4 Family Residential Properties $ 182,795 17.9% Commercial & Industrial Loans $ 200,219 19.6% Agricultural Real Estate $ 109,610 10.7% Agricultural Loans $ 55,660 5.4% Multifamily Residential Properties $ 53,295 5.2% Construction & Land Development $ 18,945 1.9% Consumer Loans $ 14,052 1.4% All Other Loans $ 9,044 0.9% Total Loans $ 1,022,251 Compound Annual Growth Rate (CAGR) = 6%

Outstanding Asset Quality Metrics Ratios 2009 2010 2011 2012 2013 Q2 ‘14 Non Performing Assets/ Total Assets 1.43% 1.13% 0.80% 0.56% 0.44% 0.33% Net Charge-Offs/Average Loans 0.25% 0.39% 0.29% 0.23% 0.08% 0.00% ALLL/Non Performing Loans 74.4% 99.6% 149.5% 155.1% 204.8% 283.1% Loans 30+ Days Delinquent/Total Loans 2.15% 1.17% 0.78% 0.69% 0.35% 0.35% ALLL/Total Loans 1.35% 1.29% 1.29% 1.29% 1.35% 1.34% 14 First Mid-Illinois Bancshares’ leading asset quality metrics illustrate our conservative underwriting process, robust credit analysis and discipline.

Executing on Growth Strategy In the past twenty years, First Mid-Illinois Bancshares has doubled its footprint and quadrupled its asset base in the successful execution of its strategy. 15 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 D ol lars i n T h o u s a n d s Year-End Assets

KEY FINANCIAL METRICS 16

Delivering earnings growth during difficult times Selected Income Statement Data ($000s) 2009 2010 2011 2012 2013 YTD 6/30/14 Interest income $51,409 $50,883 $56,772 $55,767 $53,459 $26,962 Interest expense 15,837 10,756 8,504 6,157 3,535 1,603 Net interest income 35,572 40,127 48,268 49,610 49,924 25,359 Provision for loan losses 3,594 3,737 3,101 2,647 2,193 451 Net interest income after provision 31,978 36,390 45,167 46,963 47,731 24,908 Other income 13,455 13,820 15,787 18,310 19,341 9,471 Other expenses 33,212 36,927 43,053 42,838 43,504 22,174 Income before income taxes 12,221 13,283 17,901 22,435 23,568 12,205 Income taxes 4,007 4,522 6,529 8,410 8,846 4,569 Net income $8,214 $8,761 $11,372 $14,025 $14,722 $7,636 Selected Income Statement Data 17

Selected Balance Sheet Data ($000s) ASSETS 2009 2010 2011 2012 2013 6/30/14 Cash and cash equivalents $90,411 $ 231,493 $73,102 $82,712 $65,102 $57,535 Certificates of deposit investments 9,344 10,000 13,231 6,665 0 0 Investment securities 239,156 342,866 478,967 508,309 488,724 439,190 Net loans 691,288 794,188 848,954 899,289 969,555 1,008,570 Other assets 64,956 89,698 86,702 81,057 82,117 77,557 Total assets $1,095,155 $1,468,245 $1,500,956 $1,578,032 $1,605,498 $1,582,852 LIABILITIES & STOCKHOLDERS’ EQUITY Deposits $840,410 $1,212,710 $1,170,734 $1,274,065 $1,287,616 $1,290,897 Borrowings 133,756 137,427 181,000 139,104 159,807 125,779 Other liabilities 9,768 5,843 8,255 8,176 8,694 7,552 Total liabilities 983,934 1,355,980 1,359,989 1,421,345 1,456,117 1,424,228 Stockholders’ equity 111,221 112,265 140,967 156,687 149,381 158,624 Total liabilities and stockholders’ equity $1,095,155 $1,468,245 $1,500,956 $1,578,032 $1,605,498 $1,582,852 Selected Balance Sheet Data Demonstrating balance sheet strength 18

Capitalization Ratio 2009 2010 2011 2012 2013 Q2 ‘14 Leverage Ratio 10.63% 7.42% 8.99% 9.66% 10.12% 10.43% Tier 1 Risk-Based Capital 14.57% 11.71% 13.37% 14.51% 14.37% 14.58% Total Risk Based Capital 15.76% 12.84% 14.48% 15.65% 15.58% 15.81% Common Equity Tier-1 Capital to RWA 9.11% 6.88% 7.00% 7.54% 7.78% 8.11% Tangible Book Value per Common Share1 $10.91 $9.38 $11.24 $12.68 $11.75 $13.34 Tangible Book Value per Common Share (as converted)2 $15.09 $14.46 $15.58 19 Maintaining a strong regulatory capital position 1Total common equity less goodwill and intangibles divided by shares outstanding as of period end 2Assumes Series B and C Preferred shares converted to common shares at period end

Value Proposition 20 Increasing Shareholder Value Experienced Management Team and Board Diversified Revenue Streams and Proven Earnings Engine Well Positioned Balance Sheet & Strong Asset Quality 150-year Operating Track Record Focused on all Stakeholders Ability to Raise Capital and Grow Strategically Strong Risk Management Coupled with Efficient Operations

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